Exhibit 99.1

Press release

January 2022

DZS Accelerates Growth in 2021 with 105 New Customers and 29 New Broadband and Communications Software Solutions

Momentum driven by multi-gigabit upgrades, government broadband initiatives and geopolitical market dynamics – all underpinned by innovation

PLANO, Texas, USA, Jan. 10, 2022 – DZS (NASDAQ: DZSI), a global leader in broadband connectivity and communications software solutions, today announced a summary of strategic growth milestones achieved in 2021, including the addition of 105 new customers across the Americas, Asia and Europe/Middle-East/Africa (EMEA) as well as dozens of active fixed and mobile technology proof of concepts (POCs) and customer trials around the world. Underscoring the company’s management enhancements, bold vision, and numerous milestone accomplishments, DZS introduced 29 new innovative technology solutions in 2021 spanning its Broadband Connectivity, Connected Home & Business, Mobile & Optical Edge, and Network & Experience Software platforms.

With over 20 years of market-first and industry-leading innovation history, DZS has become a trusted technology partner to incumbent service providers, alternative service providers, utilities, and municipalities around the world including 15 of the top 30 wireless and wireline operators. In 2021, DZS acquired 53 new customers in North America, 33 in EMEA, 17 in Asia and 2 in Latin America and is honored to have these leading service providers now part of the DZS family.

“2021 was a transformational year for DZS as we successfully completed our people, product and system rationalization, consolidated & streamlined manufacturing, improved our strategic alignment with valued technology partners and began to capitalize on the global communications infrastructure upgrade cycle that we expect will continue throughout 2022,” said Charlie Vogt, President and CEO, DZS. “We are in the midst of a super-cycle, spurred by pandemic-related appreciation of hyper-connectivity, geopolitical security concerns, and unparalleled global stimulus programs. DZS is better positioned than ever to meet and exceed the requirements of our extensive customer base as well as the numerous service provider targets that we are pursuing.”

DZS added new R&D centers in Ottawa, Canada and Bangalore, India in 2021 complementing R&D centers in Plano, Texas, Pangyo, Korea and Hanoi, Vietnam. DZS’ five “Centers of Excellence” released 29 new broadband and software solutions spanning four portfolio solution sets, including:

▪	DZS Velocity: Next-generation multi-gigabit broadband access solutions serving the Broadband Connectivity market

© DZS

www.dzsi.cominfo@dzsi.com

Exhibit 99.1

Press release

January 2022

▪	DZS Helix: An expansive portfolio of next-generation multi-gigabit capable ONTs and gateways featuring Wi-Fi 6 and OpenSync® support for the Connected Home & Business market
▪	DZS Chronos: High performance 4G/5G-ready mobile xHaul and edge transport solutions featuring in-building POE++ switches and 100G coherent optics for the Mobile & Optical Edge market
▪

DZS Cloud: Powerful service orchestration, network slicing, automation, and analytics software, including our DZS Xperience subscriber experience SaaS solution, for the Network & Experience Software market

Several examples of the 29 new Broadband Connectivity, Connected Home & Business, Mobile & Optical Edge and Network & Experience Software solutions introduced in 2021 include XCelerate by DZS, which is fueling the evolution to multi-gigabit and disaggregation-ready access technologies, and DZS Cloud, which includes DZS Xperience, that provide end-to-end network orchestration, automation, service assurance and optimal hyper-connected experience analytics and tools including self-optimizing Wi-Fi and subscriber experience management.

“We catalyzed our 2021 growth early in the year with a $64 million equity raise that was over-subscribed and shortly thereafter, two technology focused acquisitions designed to accelerate DZS Cloud and our ambition to double-click on our 5G, Open RAN and converged optical edge investments,” said Vogt. “These strategic actions were followed by management changes and numerous sales, product and R&D additions. Industry research from Omdia forecast that global gigabit subscriptions are expected to jump to 50 million in 2022, more than doubling from 24 million at the end of 20201. DZS and its customers are well ahead of this trend, with our multi-gigabit next generation PON solutions exceeding our gigabit-capable GPON and EPON sales in 2021.”

The company’s long term growth expectations are fueled by unique opportunities including the emergence of broadband as an essential service and associated multi-gigabit upgrade cycles, the over $100 Billion in broadband stimulus funds allocated by governments globally designed to bridge the digital divide, the evolution of 5G and acceleration of Open RAN adoption, and geopolitical influences on the competitive landscape fueled by vendor security concerns that have spurred the introduction into many networks of new vendors like DZS who have closely aligned with global technology standards.

[1]	https://www.broadbandworldnews.com/document.asp?doc_id=774261&

© DZS

www.dzsi.cominfo@dzsi.com

Exhibit 99.1

Press release

January 2022

DZS has steadfastly remained committed to an open, standards-based product philosophy throughout its history and continues to demonstrate its support to open standards initiatives. In 2021, DZS expanded its relationships with key standards bodies and industry associations like O-RAN Alliance, Broadband Forum and Telecom Infra Project and demonstrated its support through leadership in multiple interoperability plugfests and demonstrations across Asia and Europe. Furthermore, CEO Charlie Vogt was named to the Boards of Directors for the Telecommunications Industry Association (TIA), The Alliance for Telecommunications Industry Solutions (ATIS) and the latter’s Next G Alliance, enabling DZS to be at the forefront of key technology themes and standards shaping the future of the telecommunications industry.

For more information, visit www.dzsi.com.

About DZS

DZS Inc. (NASDAQ: DZSI) is a global leader in broadband connectivity and communications software solutions.

DZS, the DZS logo, and all DZS product names are trademarks of DZS Inc. Other brand and product names are trademarks of their respective holders. Specifications, products, and/or product names are all subject to change.

This press release contains forward-looking statements regarding future events and our future results that are subject to the safe harbors created under the Private Securities Litigation Reform Act of 1995. These statements reflect the beliefs and assumptions of the Company’s management as of the date hereof. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words, and similar expressions are intended to identify forward-looking statements. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. The Company’s actual results could differ materially and adversely from those expressed in or contemplated by the forward-looking statements. Factors that could cause actual results to differ include, but are not limited to, those risk factors contained in the Company’s SEC filings available at www.sec.gov, including without limitation, the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and subsequent filings.  In addition, additional or unforeseen affects from the COVID-19 pandemic and the global economic climate may give rise to or amplify many of these risks. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. DZS undertakes no obligation to update or revise any forward-looking statements for any reason.

© DZS

www.dzsi.cominfo@dzsi.com

Exhibit 99.1

Press release

January 2022

For further information see: www.DZSi.com.

DZS on Twitter: https://twitter.com/dzs_innovation

DZS on LinkedIn: https://www.linkedin.com/company/DZSi/

Press Inquiries:

McKenzie Hurst, Thatcher+Co.

Phone: +1 408.888.6787

Email: mhurst@thatcherandco.com

Investor Inquiries:

Ted Moreau

Vice President, Investor Relations

IR@DZSI.com

© DZS

www.dzsi.cominfo@dzsi.com